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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 9, 2000


                          PACIFIC GULF PROPERTIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           MARYLAND                     1-12546                 33-0577520
(STATE OR OTHER JURISDICTION         (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)              FILE NUMBER)           IDENTIFICATION NO.)


    4220 VON KARMAN AVE, SECOND FLOOR                           92660-2002
        NEWPORT BEACH, CALIFORNIA                               (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 223-5000

                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER.

         Filed herewith as Exhibit 99.1 is a press release issued on November 9, 2000 by Pacific Gulf Properties Inc. (the "Company") announcing that the Company's sale of its industrial properties portfolio to CalWest Industrial Properties, LLC, as well as the sale of the Company's remaining assets and subsequent liquidation and dissolution has been approved by the Company's shareholders.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

         The following exhibit is filed with this report on Form 8-K:

         Exhibit No.                Description
         -----------                -----------
           99.1 Press Release of Pacific Gulf Properties Inc. issued on November 9, 2000.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PACIFIC GULF PROPERTIES INC.



Date: November 9, 2000                  By: /s/  Donald G. Herrman
                                            ------------------------------------
                                                 Donald G. Herrman
                                                 Executive Vice President and
                                                 Chief Financial Officer and
                                                 Secretary




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                                 EXHIBIT INDEX

       EXHIBIT
       INDEX                      DESCRIPTION
       -------                    -----------
        99.1 Press Release of Pacific Gulf Properties Inc. issued on November 9, 2000.